UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2019

Date of Report

(Date of earliest event reported)

FLEXPOINT SENSOR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54892 (Commission File Number)	87-0620425 (IRS Employer Identification No.)
106 West Business Park Drive, Draper, Utah 84020 (Address of principal executive offices) (Zip code)

           Registrant’s telephone number, including area code:  801-568-5111

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07  Submission of Matters to a Vote of Security Holders

Flexpoint Sensor Systems, Inc. (the “Company”) conducted an annual shareholders’ meeting on December 28, 2018, seeking approval from the Company’s shareholders to:

•

Amend Flexpoint’s Certificate of Incorporation to effect an increase of the authorized common stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000);

•

Amend Flexpoint’s Certificate of Incorporation to effect a Reverse Split of the Company’s issued and outstanding common stock by a ratio of 1-for-50; and

•

Elect two directors to our Board:

John A. Sindt for a three-year term

Clark M. Mower for a two-year term.

As of the Record Date (November 16, 2018) the Company had 92,863,464 shares of common stock outstanding and entitled to vote.  Each share of common stock was entitled to one vote on each proposal listed above.   At the meeting conducted on December 28, 2018, a majority of the outstanding shares entitled to vote were present at the meeting or represented by proxy, establishing a quorum.  For a proposal to be adopted, more than 50% of the shares voting at the meeting needed to approve any proposal.

Standard Registrar & Transfer Company, Inc. acted as the inspector of the election and their representative counted and tabulated the votes.  As of the date of this Form 8-K, the vote tabulation has been completed and the following chart presents the results of the voting as of January 3, 2019.

The following table lists the number of votes cast for each proposal and for each director:

PROPOSAL	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-votes
Increase Authorized	74,888,540	13,591,577		43,044	1
Reverse Split	69,149,691	19,201,239		172,230	2
John A. Sindt	28,099,562	0		6,793,674	53,629,926
Clark M. Mower	30,448,467	0		4,444,769	53,629,926

The Company intends to initiate the procedures to complete a 1-for-50 reverse of the common stock pursuant to the regulations of the Financial Industry Regulatory Authority (“FINRA) and file a Certificate of Amendment to the Company’s Certificate of Incorporation to increase the authorized common stock and reverse the common stock as required by the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXPOINT SENSOR SYSTEMS, INC.

Date:   January 3, 2019

/s/ Clark M. Mower

Clark M. Mower

President

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